SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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                            MORGAN CREEK ENERGY CORP.
                ________________________________________________
                (Name of registrant as specified in its charter)


           NEVADA                        0-25455                  201777817
____________________________     ________________________    ___________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                          5050 QUORUM DRIVE, SUITE 700
                               DALLAS, TEXAS 75254
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (214) 321-0603
                      _____________________________________
                      Telephone number, including area code

                            MORGAN CREEK ENERGY CORP.
                                 PROXY STATEMENT
                             DATED JANUARY 11, 2010

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MARCH 3, 2010

Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of Morgan Creek Energy Corp., a Nevada corporation, will be held at 2:00 p.m. Central Time on Wednesday, March 3, 2010 at 5050 Quorum Drive, Suite 700, Dallas, Texas 75254, and any adjournments or postponements thereof (the "Special Meeting") for the following purposes:

     1. To elect the following five (5) persons to serve as directors of the Board of Directors of the Company until their successors shall have been elected and qualified: Peter Wilson, D. Bruce Horton, Angelo Viard, Peter Carpenter and John Clayton Weldy Jr.

     2. To approve an amendment to the Articles of Incorporation, as amended, to increase the authorized shares of common stock from
              66,666,666 shares to 400,000,000 shares, par value $0.001; and

     3. To consider and act upon such other business as may properly come before the Special Meeting or any adjournment thereof.

Our voting securities consist of shares of common stock, with a par value of $0.001 (the "Common Stock"). Shareholders of record at the close of business on January 28, 2010 are entitled to vote at the meeting. There were 34,032,392 shares of common stock issued and outstanding on the record date. Each share has one vote on any matter to be acted upon at the meeting. A quorum for the transaction of business is one-third of the shares entitled to vote. Each matter to be acted upon at the meeting will be approved if the votes "for" are greater than the votes "against." Abstentions and "broker non-votes" are counted in determining a quorum. They are not counted "for" or "against" any matter. There are no dissenters' rights of appraisal with respect to the matters to be acted upon at the meeting.

We will conduct this proxy solicitation initially by mailing notice and then by making materials available at our designated website unless you request a paper or e-mail copy. This proxy statement and form of proxy will be first sent or given to shareholders on or about February 2, 2010. Proxies may also be solicited personally, by mail, e-mail or telephone. We will pay the expenses of the proxy solicitation, including the cost of preparing, assembling and mailing the material and making them electronically available. Directors, officers and regular employees may solicit proxies and will not receive additional compensation for soliciting. No specially engaged employees, representatives or other persons have been or are to be employed to solicit proxies. We will
request  banks  and  brokers  to  forward   material  to  their   customers  who
beneficially own shares held of record in nominee name and will reimburse the banks and brokers for reasonable out-of-pocket expenses.

The matters to be acted upon at the meeting are listed in the preceding notice and more fully discussed below under the caption "Matters to be Acted Upon."

Please note that throughout this Proxy Statement, and unless otherwise noted, the words "we," "our," "us," the "Company," or "Morgan Creek," refers to Morgan Creek Energy Corp.

                                      By Order of the Board of Directors

                                      /s/ PETER WILSON
                                      __________________________________
                                      Peter Wilson, President

DIRECTORS,  EXECUTIVE OFFICERS,  PROMOTERS AND CONTROL PERSONS;  COMPLIANCE WITH
SECTION 16(A) OF THE EXCHANGE  ACT.

All of our directors hold office until the next annual general meeting of the shareholders or until their successors are elected and qualified. Our officers are appointed by our board of directors and hold office until their earlier death, retirement, resignation or removal.

Our directors and executive officers, their ages and positions held are as follows:


     NAME                  AGE     POSITION WITH THE COMPANY

     Peter Wilson           41     President, Chief Executive Officer/Principal
                                   Executive Officer and a Director

     William D. Thomas      58     Secretary/Treasurer, Chief Financial Officer,
                                   and Principal Accounting Officer

     John C. Weldy Jr.      56     Director

     D. Bruce Horton        64     Director, Compensation Committee member and
                                   Audit Committee member

     Angelo Viard           36     Director, Compensation Committee member and
                                   Audit Committee member

     Peter Carpenter        64     Director


BUSINESS EXPERIENCE

The following is a brief account of the education and business experience of each director, executive officer and key employee during at least the past five years, indicating each person's principal occupation during the period, and the name and principal business of the organization by which he or she was employed, and including other directorships held in reporting companies.

PETER WILSON. Mr. Wilson has been our President/Chief Executive Officer and a member of our Board of Directors since September 29, 2008. During the past fifteen years, Mr. Wilson has been involved in the senior level management of public companies. His experience spans a wide range of project development and contract negotiations within the mining, energy and real estate industries. Mr. Wilson has focused on the creation and implementation of market strategies, contract negotiations and financing options for maximum return on investments. His business experience includes diverse international assignments in the United Kingdom, Canada, the United States, Switzerland and Norway. Mr. Wilson has worked extensively with overseas investor groups and within the E&P market in Louisiana and Texas.

From approximately 2007 through to October, 2009, Mr. Wilson was the president of Hana Mining Ltd., a publicly listed exploration company seeking to develop a copper-silver project in Botswana, Africa. During approximately 2005 to 2006, Mr. Wilson served as the president and chief executive officer of Sun Oil and Gas Corp. During approximately 1997 to 2005, Mr. Wilson was a director and the vice president of International Operations for Petroreal Oil Corp., a small oil producer engaged in energy asset purchases aggregating more than $130,000,000. During approximately 1993 to 1999, Mr. Wilson was the vice president of Samoth Equity Corporation (now Sterling Center Corp.), where he began his involvement with capital markets and finance. Samoth Equity Corporation gained prominence through the 1990s and grew to a $150,000,000 TSX-listed real estate merchant banking organization involved in lending throughout the southwestern United States and Canada.

Mr. Wilson continues to serve as an advisor to several public and private Houston-based E&P companies, and serves as a director of Mainland Resources, a Nevada Corporation tht trades on the OTC Bulletin Board, and Offset Energy Corporation operating in the GOM and Houston, Texas.

WILLIAM THOMAS. Mr. Thomas has been our Chief Financial Officer/Secretary/Treasurer since January 8, 2009. Mr. Thomas has thirty years of experience in the finance and accounting areas for the natural resource sector. Currently, Mr. Thomas is the chief financial officer of Hana Mining Ltd., a director of Mainland Resources, Inc., a Nevada corporation that trades on the OTC Bulletin Board, and the chief financial officer and a director of Uranium International Corp., a Nevada corporation that trades on the OTC Bulletin Board. Thomas has held various successive management positions with Kerr McGee Corporation's China oil & gas operations based in Beijing, China, ending in 2004 with his final position as director of business services. For a brief period after leaving Kerr McGee, Mr. Thomas acted as a self-practitioner in the accounting and finance field. In July 2007, he took on the role of chief financial officer for two public resource companies; Hana Mining Inc. and NWT Uranium Corp. in July 2007. Mr. Thomas resigned in July 2008 from NWT Uranium Corp. but continues to serve as CFO for Hana Mining. Mr. Thomas was previously general manager (1999-2002), and finance and administration manager (1996-1999) of Kerr McGee's China operations. While in China, Mr. Thomas was responsible for finance including Sarbanes Oxley reporting, budgeting, treasury, procurement, taxation, marketing, insurance and business development, including commercial negotiations with the Chinese partner, China National Offshore Oil Co (CNOOC) and other Chinese and joint venture partners. Mr. Thomas focused heavily on supporting exploration and development operations for three operated blocks in Bohai Bay, as well as evaluation and negotiation of new venture blocks in East China Sea and the South China Sea. He was also responsible for the liaison with CNOOC and other Chinese oil companies, Kerr McGee US management and joint venture partners, where his main focus was to ensure cost effective and timely achievement of various approved work programs and budgets. He was also Chief Representative for Kerr McGee on the Joint Management Committee (JMC). Mr. Thomas previously worked as manager of fixed asset accounting for Kerr McGee Corporation's US operations (1996), as finance director of Kerr McGee's UK operations based in London/Aberdeen (1992-1996), and Kerr McGee's Canadian operations in Calgary, Alberta, Canada (1984-1992), including the predecessor company, Maxus Canada Ltd, which was acquired by Kerr McGee Ltd. Over the course of his career, he has been involved in all aspects of managing accounting, budgeting, human resources, administration, insurance, taxation and other business support aspects surrounding oil and gas properties for Kerr McGee. Mr. Thomas was responsible to ensure compliance with COPAS, SEC, FASB and international accounting regulations. He participated on a team that developed the Oracle accounting system application to the Kerr McGee's worldwide operations. He was most notably involved in the company's initial entry into both China and the UK North Sea - start ups of local and expatriate personnel that eventually developed into core areas (over $1 Billion) for Kerr McGee, including the company's first operated offshore oil fields in China (CFD 1-1) and the UK (Gryphon). In his early career, Mr. Thomas also held senior management positions in the finance divisions of Norcen Energy Ltd of Calgary, Alberta (1981-1984), Denison Mines Ltd of Ontario Canada (1978-1981) and Algoma Steel Corporation of Sault Ste Marie, Ontario, Canada (1977). He was also a Senior Auditor for the accounting firm, Coopers & Lybrand in Toronto, Canada (1975-1977). Mr. Thomas attained his Chartered Accountant (CA) designation from the Canadian Institute of Chartered Accountants in 1977. He holds an Honors Bachelor of Commerce and Finance degree from the University of Toronto, Ontario, Canada.

JOHN CLAYTON WELDY JR. Mr. Weldy has eighteen years of diversified experience as a petroleum, mechanical and environmental engineer. His areas of specialized knowledge extend from personal management, completions, operations and production engineering to project engineering and management. Mr. Weldy's expertise also includes conceptualization, design, planning and managing people and projects to achieve goals efficiently. From February 2009 to current date, Mr. Weldy has been senior completions engineer for Eni Petroleum, where he is responsible for leading subsea and shelf well completions and intervention projects in the Gulf of Mexico. From approximately September 2008 to February 2009, Mr. Weldy was the senior operations/production/completions engineer at SandRidge Energy. He managed all phases of operations, production and facility engineering for properties offshore, onshore and inland in the Gulf of Mexico. He was further responsible for engineering design and project management of

Hurricane Ike repairs, managed all rig completions and remedial workover procedures, including written procedures, completion strategy, cost estimating and securing of equipment and services. Mr. Weldy was also responsible for the design, layout and management of the construction of production facilities, preparation of procedures for and supervision of wellhead remedial operations on existing oil and gas wells, the performance of nodal analysis on various production wells using nodal analysis software and the design, troubleshooting and installation of gas lifts for offshore wells.

From approximately August 2005 through September 2008, Mr. Weldy was the deepwater subsea completions engineer for Shell International and Exploration Company. From approximately February 2004, through August 2005, Mr. Weldy was the vice president of operations for Petroreal of America, Inc. From approximately January 2003 through January 2004, Mr. Weldy was a self employed consultant. From approximately May 2001 through December 2002, Mr. Weldy was the production manager for Century Exploration Inc. From approximately August 2000 through May 2001, Mr. Weldy was the senior petroleum engineer for Watson Energy LLC, and from approximately April 2000 through August 2000, Mr. Weldy was the operations engineer for Operational Services Inc.

Prior to 2000, Mr. Weldy worked for nine years at Texaco Exploration Company as a production, facility and completions engineer.

Mr. Weldy earned a Masters of Science degree in environmental engineering from Tulane University. He also earned a Bachelor of Science degree in mechanical engineering and in petroleum engineering from the University of Alabama. Mr. Weldy co-authored a SPE paper on "Best Completion Practices".

D. BRUCE HORTON. Mr. Horton was our Chief Financial Officer/Secretary/Treasurer until his resignation in January 8, 2009, and remains a member of our Board of Directors, a member of the Compensation Committee and a member of the Audit Committee. He has been one of our directors since August 21, 2006. During the past five years, Mr. Horton has been active in the financial arena in both the private and public sectors as an accountant and financial management consultant with an emphasis on corporate financial reporting, financing and tax planning. Mr. Horton has specialized in corporate management, re-organization, merger and acquisition, international tax structuring, and public and private financing for over thirty years. From 1972 through 1986, Mr. Horton was a partner in a public accounting firm. In 1986, Mr. Horton co-founded the Clearly Canadian Beverage Corporation, of which he was a director and chief financial officer from June 1986 to May 1997. He is a principal consultant in Calneva Financial Services Ltd. that provides accounting and financial management consulting services as well as investment banking services focusing on venture capital opportunities in Asia. Mr. Horton is also an officer and director of Geneva Resources, Inc. since May 2006, which is a publicly traded company.

ANGELO VIARD. Mr. Viard has been one of our directors since September 29, 2008. Mr. Viard is also a member of the Compensation Committee and a member of the Audit Committee. During the past ten years, Mr. Viard has been involved in providing companies with advisory services including, but not limited to, managerial, investment strategy, finance, information technology, compliance, accounting, business development, mergers and acquisitions, and capital fund raising in a wide range of industry sectors across the United States, South America and Europe. From approximately June 2007 through current date, Mr. Viard has been the president/chief executive officer of VCS Group, Inc. formerly known as "Viard Consulting Services". His role as director of advisory services requires development of an advisory services sector. Mr. Viard's functions include full budgeting responsibilities, management of budgets and planning, creation of policies and administrative procedures to restructure business processes, authoring multi-company employee manuals, design work order tracking and billing interface systems for accounting, and updating business plans, accounting structures and organizational changes to maximize business growth. From approximately August 2006 through June 2007, Mr. Viard was the IT operations manager for Bare Essentials where he was responsible for developing and coordinating multiple related projects in alignment with strategic and tactical company goals, served as a primary customer advocate, planned and coordinated long term systems strategy, and managed the day to day operations of the IT department, including LAN/WAN architecture, telecommunications and hardware/software support and development. From approximately August 2005 through August 2006, Mr. Viard was a senior IT audit consultant for PricewaterhouseCoopers LLP where he was responsible for determining the audit documentation, strategy and plan. From approximately December 2004 through August 2005, Mr. Viard was the chief executive officer and founder of Technology

Mondial Inc., which was a start-up company specializing in broadband wireless technology in Costa Rica and management and development of wireless connection planning for Latin America. Mr. Viard was also previously employed with OpenTV Inc, where he was manager of information system and technology, Thomas Weisel Partners LLC where he was an information technology brokerage services manager, BancBoston Robertson Stephens & Co. where he was a senior system engineer, and Environmental Chemical Corporation where he was a technical analyst.

Mr. Viard holds a masters degree in computer science, a bachelor of science in business management and administration, and an associate of arts degree in computer business administration and network.

PETER CARPENTER, P. ENG., CFA. Mr. Carpenter has been involved in the oil and gas industry for the past forty years. From 2004 to current date, Mr. Carpenter has been the president and chief executive officer of Claridge House Partners, Inc., which provides corporate restructuring and financial advisory services to the Canadian oil and gas industry. From approximately 1998 through 2002, Mr. Carpenter was the chief financial officer for Cybernetic Capital Management Inc; from approximately 1996 through 1998, Mr. Carpenter was a consulting oil and gas analyst for First Associates Securities; and from approximately 1985 through 1996, Mr. Carpenter was the vice president of investment banking with Moss, Lawson & Co., Limited.

Mr. Carpenter also was employed as the senior oil and gas analyst from approximately 1981 through 1993 with Deutsche Morgan Grenfell Canada, where he was responsible for the preparation of oil company equity analysis. He was employed at Texaco Canada from 1976 through 1981 as a chief economist where he supervised economic planning at Texaco and maintained liaison with the worldwide economics group in Harrison, New York. From approximately 1971 through 1976, Mr. Carpenter was the manager of special projects at PanCanadian Petroleum where his responsibilities included overseeing the economic and business analysis of major capital expenditure opportunities involving oil and gas production facilities, chemical, heavy oil and coal projects. From approximately 1965 through 1971, Mr. Carpenter was an engineer at Exon where he was responsible for the refinery and petrochemicals plant in Sarnia, Ontario, pipeline optimization studies with Interprovincial Pipeline in Toronto, logistics analyst in Esso International's supply and transportation group located in New York City, and logistics coordinator in Esso International's light hydrocarbon sales group. From approximately 1962 through 1963, Mr. Carpenter was employed as a process engineer at DuPont's Maitland works near Brockbille, Ontario.

Mr. Carpenter earned a bachelor of science degree in Chemical Engineering from the University of Alberta, an MBA from the University of Western Ontario and completed a Doctoral Programme in Economics from New York University. Mr. Carpenter is also a chartered financial analyst with the Institute of Chartered Financial Analysts.

FAMILY RELATIONSHIPS

There are no family relationships among our directors or officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past five years, none of our directors, executive officers or persons that may be deemed promoters is or have been involved in any legal proceeding concerning: (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

As of the date of this Proxy Statement, Messrs. Viard and Horton have been appointed as members to our Audit Committee. The two members are "independent" within the meaning of Rule 10A-3 under the Exchange Act and are in addition financial experts. The Audit Committee operates under a written charter adopted by the Board of Directors on November 20, 2004. The Board of Directors pursuant to a special meeting held on December 18, 2008 adopted an amended audit committee charter and responsibilities.

The Audit Committee's primary function is to provide advice with respect to our financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, and legal compliance. The Audit Committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor our financial reporting process and internal control system; (ii) review and appraise the audit efforts of our independent accountants; (iii) evaluate our quarterly financial performance as well as our compliance with laws and regulations; (iv) oversee management's establishment and enforcement of financial policies and business practices; and
(v) provide an open avenue of communication among the independent accountants, management and the Board of Directors.

COMPENSATION COMMITTEE

As of the date of this Proxy Statement, Messrs. Viard and Horton have been appointed as members to our Compensation Committee. The Compensation Committee operates under a written charter adopted by the Board of Directors pursuant to a special meeting held on December 18, 2008.

         OVERVIEW OF COMPENSATION PROCESS

The Compensation Committee of our Board of Directors is responsible for setting the compensation of our executive officers, overseeing the Board's evaluation of the performance of our executive officers and administering our equity-based incentive plans, 401(k) plan and deferred compensation plan, among other things.

The Compensation Committee undertakes these responsibilities pursuant to a written charter adopted by the Compensation Committee and the Board of Directors, which will be reviewed at least annually by the Compensation
Committee. The charter may be viewed in full on our website, www.morgancreekcorp.com under the "Corporate Governance" tab on the Investor Relations page.

The Compensation Committee is composed solely of "non-employee directors" as defined in Rule 16b-3 of the rules promulgated under the Exchange Act, "outside directors" for purposes of regulations promulgated pursuant to Section 162(m) of the Internal Revenue Code ("IRC"), and "independent directors" as defined in
Section 303A of the New York Stock Exchange ("NYSE") corporate governance listing standards, in each case as determined by the Board of Directors. Our Board of Directors recommends Compensation Committee membership based on such knowledge, experience and skills that it deems appropriate in order to adequately perform the responsibilities of the Compensation Committee. Messrs. Horton and Viard serve as members of the Compensation Committee.

The Compensation Committee annually reviews executive compensation and our compensation policies to ensure that the Chief Executive Officer and the other executive officers are rewarded appropriately for their contributions to us and that the overall compensation strategy supports the objectives and values of our organization, as well as stockholder interests. The Compensation Committee will conduct this review and compensation determination through a comprehensive process involving a series of meetings typically occurring in the first quarter of each year.

         COMPENSATION PHILOSOPHY

The fundamental objective of our executive compensation policies is to attract, retain and motivate executive leadership for us that will execute our business strategy, uphold our values and deliver results and long-term value to our stockholders. Accordingly, the Compensation Committee seeks to develop compensation strategies and programs that will attract, retain and motivate highly qualified and high-performing executives through compensation that is:

         (i) PERFORMANCE BASED: a significant component of compensation should be determined based on whether or not we meet certain performance criteria that in the view of our Board of Directors are indicative of our success;

         (ii) STOCKHOLDER BASED: equity incentives should be used to align the interests of our executive officers with those of our stockholders;

         (iii) FAIR: compensation should take into account compensation among similarly situated companies, our success relative to peer companies and our overall pay scale.

It is the Compensation Committee's goal to have a substantial portion of each executive officer's compensation contingent upon our performance, as well as upon his or her individual performance. The Compensation Committee's compensation philosophy for an executive officer emphasizes an overall analysis of the executive's performance for the year, projected role and responsibilities, required impact on execution of our strategy, external pay practices, total cash and total direct compensation positioning, and other factors the Compensation Committee deems appropriate. The Compensation Committee's philosophy also considers employee retention, vulnerability to recruitment by other companies and the difficulty and costs associated with replacing executive talent. Based on these objectives, compensation programs for similarly situated companies and the philosophies of the Compensation Committee, the Compensation Committee has determined that we should provide our executive officers compensation packages composed of the following elements: (i) base salary, which reflects individual performance and is designed primarily to be competitive with salary levels at comparably sized companies; and (ii) long-term stock-based incentive awards which strengthen the mutuality of interests between executive officers and our stockholders.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended December 31, 2008.

ADDITIONAL CORPORATE GOVERNANCE POLICIES

Our Board of Directors considered additional corporate governance issues, structure, policies and principles. Therefore, pursuant to a Board of Directors meeting held on December 18, 2008, our Board of Directors adopted the following documents as additional governing corporate governance documents (collectively, the Corporate Governance Documents"): (i) Morgan Creek Energy Corp. Corporate Governance Principles; (ii) Morgan Creek Energy Corp. Nominating and Governance Committee Charter and Responsibilities; (iii) Morgan Creek Energy Corp. Board Committees Policy; (iv) Morgan Creek Energy Corp. Code of Business Conduct and Ethics; (v) Morgan Creek Energy Corp. Code of Conduct for the Board of Directors; (vi) Morgan Creek Energy Corp. Corporate Governance Guideline; (vii) Morgan Creek Energy Corp. Corporate Governance Policy; (viii) Morgan Creek Energy Corp. Conflict of Interest Policy; (ix) Morgan Creek Energy Corp. Whistleblower Policy; and (x) Morgan Creek Energy Corp. Board Roles and Responsibilities.

The Corporate Governance Documents may be viewed in full on our website, www.morgancreekcorp.com under the "Corporate Governance" tab on the Investor Relations page.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to our Chief Executive Officer and those executive officers that earned in excess of $100,000 during fiscal years ended December 31, 2008 and 2007 and 2006 (collectively, the "Named Executive Officers"):

_______________________________________________________________________________________________________________________________

                                                   SUMMARY COMPENSATION TABLE
_______________________________________________________________________________________________________________________________
                                                                     NON-EQUITY    NON-QUALIFIED     ALL OTHER
                                                                   INCENTIVE PLAN     DEFERRED     COMPENSATION
                                                                    COMPENSATION    COMPENSATION
NAME AND                                       STOCK    OPTION                        EARNINGS
PRINCIPAL                  SALARY    BONUS    AWARDS    AWARDS                                                      TOTAL
POSITION          YEAR    ($) (1)     ($)       ($)     ($)(2)          ($)            ($)             ($)         ($)(2)(3)
_______________________________________________________________________________________________________________________________

Marcus            2006        -0-     -0-       -0-     $412,748         ---            ---             ---         $412,748
Johnson, prior
President and     2007    $71,250     -0-       -0-          -0-         ---            ---             ---           71,250
CEO               2008        -0-     -0-       -0-      $87,500         ---            ---         $71,250          158,750
_______________________________________________________________________________________________________________________________
David
Urquhart,
prior
President and
CEO               2008    $42,000     -0-       -0-     $175,000         ---            ---             ---         $217,000
_______________________________________________________________________________________________________________________________

                                      -8-



                                                                     NON-EQUITY    NON-QUALIFIED     ALL OTHER
                                                                   INCENTIVE PLAN     DEFERRED     COMPENSATION
                                                                    COMPENSATION    COMPENSATION
NAME AND                                       STOCK    OPTION                        EARNINGS
PRINCIPAL                  SALARY    BONUS    AWARDS    AWARDS                                                      TOTAL
POSITION          YEAR    ($) (1)     ($)       ($)     ($)(2)          ($)            ($)             ($)         ($)(2)(3)
_______________________________________________________________________________________________________________________________

Thomas            2007   $120,869     -0-       -0-          -0-         ---            ---            ----         $120,869
Markham, Chief
Geologist         2008   $111,693     -0-       -0-      $87,500         ---            ---            ----          199,193
_______________________________________________________________________________________________________________________________


(1) This amount represents fees accrued and/or paid by us to the Named Executive Officers during the past year pursuant to consulting services provided in connection with their respective positions as Chief Executive Officer and Chief Geologist. During fiscal year ended December 31, 2008, we paid: (i) $158,750 to Marcus Johnson, our prior President/Chief Executive Officer represented by the valuation of the grant of 250,000 Stock Options valued at $87,500 and settlement of the salary accrued and owing from fiscal year ended December 31, 2007 of $71,250 by the issuance of 356,250 shares of common stock; and (ii) $199,193 to Thomas Markham, our Chief Geologist, represented by the valuation of the grant of 250,000 Stock Options valued at $87,500 and salary of $111,693. During fiscal year ended December 31, 2007, we accrued: (i) $71,250 to Marcus Johnson, our then President/Chief Executive Officer; and paid: (ii) $120,000 and an additional $869 in accordance with the 1.5% royalty interest to Thomas Markham, our then Chief Geologist. During fiscal year ended December 31, 2006, we also paid certain executive officers the following amounts, which did not exceed $100,000 and, therefore, not required to be disclosed in the Summary Compensation Table: (i) $60,000 and an additional $4,795 in accordance with the 1.5% royalty interest to Thomas Markham, our Chief Geologist; and (ii) $35,000 to Grant Atkins, our previous Chief Financial Officer.

(2) This amount represents the fair value of these Stock Options at the date of grant which was estimated using the Black-Scholes option pricing model.

(3) The amount paid to Marcus Johnson during fiscal year ended December 31, 2008 includes the aggregate amount of $71,250 in debt due and owing to Mr. Johnson by the issuance of 356,250 Pre Reverse Stock Split shares (118,750 post reverse stock split) of our restricted common stock at $0.20 per share.


STOCK OPTIONS/SAW GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 2008

The following table sets forth information as at December 31, 2008 relating to Stock Options that have been granted to the Named Executive Officers:


                                      -9-

_________________________________________________________________________________________________________________________

                                               OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                             OPTION AWARDS                                                              STOCK AWARDS
_________________________________________________________________________________________________________________________
                                                                                                   Equity      Equity
                                                                                                   Incentive   Incentive
                                                                                          Market   Plan        Plan
                                                                                 Number   Value    Awards:     Awards:
                                           Equity                                of       of       Number      Market or
                                           Incentive                             Shares   Shares   of          Payout
                                           Plan                                  or       or       Unearned    Value of
                                           Awards:                               Units    Units    Shares,     Unearned
             Number of     Number of       Number of                             of       of       Units or    Shares,
             Securities    Securities      Securities                            Stock    Stock    Other       Units or
             Underlying    Underlying      Underlying                            That     That     Rights      Other
             Unexercised   Unexercised     Unexercised   Option                  Have     Have     That        Rights
             Options       Options         Unearned      Exercise   Option       Not      Not      Have Not    That Have
             Exercisable   Unexercisable   Options       Price      Expiration   Vested   Vested   Vested      Not Vested
 Name           (#)             (#)            (#)         ($)      Date          (#)      ($)        (#)          (#)
_________________________________________________________________________________________________________________________

Marcus
Johnson,
prior
President/     250,000          -0-            -0-                                -0-      -0-        -0-        -0-
CEO
_________________________________________________________________________________________________________________________

Thomas
Markham,
Chief
Geologist      250,000          -0-            -0-                                -0-      -0-        -0-        -0-
_________________________________________________________________________________________________________________________


The following table sets forth information relating to compensation paid to our directors during fiscal year ended December 31, 2008, 2007 and 2006:

__________________________________________________________________________________________________________

                           DIRECTOR COMPENSATION TABLE

                                                                    Change in
                                                                    Pension
                                                                    Value and
                  Fees                               Non-Equity     Nonqualified
                  Earned or                          Incentive      Deferred       All
                  Paid in     Stock    Option        Plan           Compensation   Other
                  Cash        Awards   Awards        Compensation   Earnings       Compensation   Total
Name              ($)         ($)      ($)           ($)            ($)            ($)            ($)
__________________________________________________________________________________________________________

Marcus Johnson,
Chairman
  2006              -0-        -0-     $412,748(3)       -0-            -0-            -0-        $412,748
  2007              -0-        -0-          -0-          -0-            -0-            -0-             -0-
  2008              -0- (1)    -0-     $ 87,500          -0-            -0-            -0-        $ 87,500
__________________________________________________________________________________________________________

Thomas Markham
  2006             $ 64,794    -0-     $412,748(3)       -0-            -0-            -0-        $477,542
  2007              -0-        -0-          -0-          -0-            -0-            -0-             -0-
  2008              -0- (2)    -0-     $ 87,500          -0-            -0-            -0-        $ 87,500
__________________________________________________________________________________________________________

Erik Essinger
  2006             $ 97,118    -0-     $206,374(3)       -0-            -0-            -0-        $303,492
  2007              -0-        -0-          -0-          -0-            -0-            -0-             -0-
  2008              -0- (4)    -0-          -0-          -0-            -0-            -0-             -0-
__________________________________________________________________________________________________________

Steve Jewett
  2006              -0-        -0-     $ 41,275(3)       -0-            -0-            -0-        $ 41,275
  2007              -0-        -0-          -0-          -0-            -0-            -0-             -0-
  2008 (5)          -0-        -0-          -0-          -0-            -0-            -0-             -0-
__________________________________________________________________________________________________________

D. Bruce Horton
  2006              -0-        -0-     $ 41,275(3)       -0-            -0-            -0-        $ 41,275
  2007              -0-        -0-          -0-          -0-            -0-            -0-             -0-
  2008              -0-        -0-          -0-          -0-            -0-            -0-             -0-
__________________________________________________________________________________________________________

David Urquhart
  2008              -0- (6)    -0-     $175,000(3)       -0-            -0-            -0-        $175,000
__________________________________________________________________________________________________________

Peter Wilson
  2008              -0- (7)    -0-          -0-(3)       -0-            -0-            -0-             -0-
__________________________________________________________________________________________________________

Angelo Viard        -0-        -0-          -0-          -0-            -0-            -0-             -0-
__________________________________________________________________________________________________________


(1) Marcus Johnson received $87,500 during fiscal year ended December 31, 2008 in accordance with settlement of amounts due and owing relating to his salary as executive compensation by way of issuance of 356,250 shares of common stock.

(2) Thomas Markham received the $111,693 during fiscal year ended December 31, 2008 and $64,794 during fiscal year ended December 31, 2006 as executive compensation in connection with his role as our former Chief Geologist. Thomas Markham resigned from the Board of Directors effective as of April 30, 2008.

(3) This amount represents the fair value of these options at the date of grant which was estimated using the Black-Scholes option pricing model.

(4) Erik Essiger received $97,118 during fiscal year ended December 31, 2006 as compensation for services rendered to us in connection with business related consulting and promotional services performed in Europe on our behalf.

(5) Stephen Jewett resigned from the Board of Directors effective as of December 18, 2008.

(6) David Urquhart received $42,000 during fiscal year ended December 31, 2008 as compensation in connection with his role as our prior President/Chief Executive Officer. Mr. Urquhart resigned from the Board of Directors effective as of August 8, 2008.

(7) Peter Wilson received $3,000 during fiscal year ended December 31, 2008 as executive compensation in connection with his role as our President/Chief Executive Officer commencing September 29, 2008. Mr. Wilson also became a member of our Board of Directors effective as of September 29, 2008.


EMPLOYMENT AND CONSULTING AGREEMENTS

MARKHAM CONSULTING SERVICES AGREEMENT

On approximately August 1, 2006, we entered into a month-to-month consulting services agreement with Thomas Markham, our Chief Geologist (the "Markham Consulting Services Agreement"). In accordance with the verbal terms and provisions of the Markham Consulting Services Agreement: (i) Mr. Markham shall provide to us all necessary services and perform all duties associated with his executive position as Chief Geologist; (ii) we shall pay to Mr. Markham a monthly fee of $10,000; and (iii) Mr. Markham shall receive a 1.5% royalty interest in all properties Mr. Markham introduces to us which are subsequently acquired by us.

During fiscal years ended December 31, 2008 and December 31, 2007, respectively, we paid an aggregate of $110,000 and $120,000, respectively, to Mr. Markham in accordance with the monthly fee and an additional $1,693 and $869, respectively, in accordance with the amounts earned under the royalty interest.

During fiscal year ended December 31, 2006, we paid an aggregate of $60,000 to Mr. Markham in accordance with the monthly fee and an additional $4,794 in accordance with the amounts earned under the royalty interest. Mr. Markham resigned as our Chief Geologist effective during April 2009.

         URQUHART EXECUTIVE SERVICE AGREEMENT

On April 30, 2008, we entered into an executive service agreement with Westhampton Ltd., an Alberta corporation ("Westhampton") and David Urquhart (the "Executive Agreement"). In accordance with the terms and provisions of the Executive Agreement, Mr. Urquhart through Westhampton provided to us such services as required relating to his executive position as our President and Chief Executive Officer. In accordance with the further terms and provisions of the Executive Agreement, we paid to Westhampton a monthly fee of $10,000 and granted to Mr. Urquhart 500,000 Stock Options exercisable at $1.00 per share for a ten year period. The Executive Agreement may be terminated by either party upon thirty days notice.

Effective on August 8, 2008, our Board of Directors accepted the resignation of David Urquhart as our President/Chief Executive Officer and a director. We received notice of Mr. Urquhart's resignation approximately September 19, 2008. The resignation of Mr. Urquhart is not a result of any disagreement between us or Mr. Urquhart pertaining to matters relating to our operations, policies or practices. Therefore, the Executive Agreement was terminated effective August 8, 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

As of the date of this Proxy Statement, the following table sets forth certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Proxy Statement, there are 34,032,392 shares of common stock issued and outstanding.

                                                                 PERCENTAGE OF
NAME AND ADDRESS OF                  AMOUNT AND NATURE OF        BENEFICIAL
BENEFICIAL OWNER(1)                  BENEFICIAL OWNERSHIP(1)     OWNERSHIP
________________________________________________________________________________
DIRECTORS AND OFFICERS:

D. Bruce Horton                             300,000 (2)                Nil
2443 Alder Street
Vancouver, British Columbia
Canada V6H 4A4

Peter Wilson                              1,800,000 (3)              5.28%
301-2200 Chippendal Road
West Vancouver, British Columbia
Canada V7S 3J4

William D. Thomas                           666,666 (4)              1.17%
3543 Point Grey Road
Vancouver, British Columbia, Canada

Angelo Viard                                403,300 (5)               Nil
190 Cleaveland Road #3
Pleasant Hill, California 94523

Peter Carpenter                             200,000 (6)               Nil
142 Evelyn Crescent
Toronto, Ontario, Canada M6P 3E2

John C. Weldy Jr.                           200,000 (7)               Nil
139 Willow Wood Avenue
Slidell, Louisiana, 70461

All executive officers and
directors as a group (6 persons)          3,369,966 (8)              9.90%

*    Less than one percent.
(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Proxy Statement. As of the date of this Proxy Statement, there are 34,032,392 shares issued and outstanding. Beneficial ownership amounts reflect the Reverse Stock Split.
(2) This figure includes 300,000 Stock Options to purchase 300,000 shares of our common stock at an exercise price of $1.00 per share expiring on July 31, 2019.
(3) This figure includes: (1) 1,000,000 shares of common stock; and (ii) 800,000 Stock Options to purchase 800,000 shares of our common stock at an exercise price of $0.25 per share expiring on July 14, 2019.
(4) This figure includes: (i) 166,666 shares of common stock; and (ii) 500,000 Stock Options to purchase 500,000 shares of our common stock at an exercise price of $0.25 per share expiring on July 14, 2019.
(5) This figure includes: (i) 3,300 shares of common stock; and (ii) 200,000 Stock Options to purchase 200,000 shares of our common stock at an exercise price of $0.25 per share expiring on July 14, 2019.
(6) This figure includes 200,000 Stock Options to purchase 200,000 shares of our common stock at an exercise price of $0.39 per share expiring on January 8, 2019.
(7) This figure includes: 200,000 Stock Options to purchase 200,000 shares of our common stock at an exercise price of $0.58 per share expiring on December 8, 2019.
(8) This figure includes: (i) 169,966 shares of common Stock; and (ii) 2,200,000 Stock Options to purchase 2,200,000 shares of our common stock.

CHANGES IN CONTROL

We are unaware of any contract, or other arrangement or provision, the operation of which may at a subsequent date result in a change of control of our company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Except for the transactions described below, none of our directors, officers or principal stockholders, nor any associate or affiliate of the foregoing, have any interest, direct or indirect, in any transaction or in any proposed transactions, which has materially affected or will materially affect us during fiscal year ended December 31, 2008.

PRINCIPAL ACCOUNTING FEES AND SERVICES

During fiscal year ended December 31, 2008, we incurred approximately $43,000 in fees to our principal independent accountant (De Joya Griffith) for professional services rendered in connection with the audit of our financial statements for fiscal year ended December 31, 2008 and for the review of our financial statements for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008.

During fiscal year ended December 31, 2007, we incurred approximately $42,142 in fees to our principal independent accountants ($33,142 to Dale Matheson
Carr-Hilton Labonte LLP and $9,000 to De Joya Griffith) for professional services rendered in connection with the audit of our financial statements for fiscal year ended December 31, 2007 and for the review of our financial statements for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007.

During fiscal year ended December 31, 2008, we did not incur any other fees for professional services rendered by our principal independent accountant for all other non-audit services which may include, but is not limited to, tax-related services, actuarial services or valuation services.


                     MATTERS TO BE ACTED UPON AT THE MEETING

PROPOSAL 1. ELECTION OF DIRECTORS

Our Bylaws provide authorization to the Board of Directors of the Company to fix from time to time by resolution that number of directors of the Company. Directors hold office until their respective successors are elected and qualified or until their earlier death, resignation or removal. The Board of Directors intends to appoint the following nominees for director. It is intended that the proxies solicited hereby will be voted "for" election of the following nominees unless otherwise specified: (i) Peter Wilson; (ii) D. Bruce Horton;
(iii) John C. Weldy Jr.; (iv) Angelo Viard; and (v) Peter Carpenter. Messrs. Wilson, Horton, Weldy, Viard and Carpenter are all currently members of the Board of Directors. For a description of their respective background and experience, including their respective principal occupations during the past five years and the name and principal business in which such occupations were carried on, and the nominating process, please refer to Directors and Executive Officers; Corporate Governance.

PROPOSAL 2. APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED CAPITAL FROM 66,666,666 TO 400,000,000 SHARES OF $0.001 PAR VALUE COMMON STOCK.

Our Board of Directors approved an amendment to our Articles of Incorporation to increase our authorized capital from 66,666,666 shares of common stock to 400,000,000 shares of common stock. The full text of the Amendment to the Articles of Incorporation is attached to this Proxy Statement as Exhibit A.

REASONS FOR PROPOSAL

Our Board of Directors believes that the amendment is in the best interests of our stockholders and us. We believe that the increase is necessary so that we will have a sufficient number of authorized shares to meet our obligations to issue additional shares and for future contingencies. The increase in authorized capital may also be necessary in order to have sufficient shares to issue upon conversion of notes, exercise of warrants and options.

As of the date of this Proxy Statement, we do not have any specific plans to issue common stock other than to issue common stock in accordance with private placement offerings for financing purposes and upon the conversion of notes, the exercise of warrants and/or stock awards under our 2008 Stock Option Plan.

On December 8, 2009, our Board of Directors authorized the private placement offering of up to 4,000,000 units at a per unit price of $0.50 (the "Units") for aggregate proceeds of $2,000,000, with each Unit consisting of one share of our restricted common stock and one-half of one non-transferrable warrant exercisable at $1.00 for a period of one year (the "Warrant"). As of the date of this Proxy Statement, we have received an aggregate of approximately $1,000,000 in subscriptions. Proceeds from the offering will be used for general working capital purposes and expenses associated with the drilling of one or more of our wells on the North Fork 3-D property.

INTEREST OF MANAGEMENT IN THE AMENDMENT TO THE ARTICLES OF INCORPORATION

Management does not have a direct or indirect material interest in the proposed Amendment to the Articles of Incorporation.

PROPOSED CHANGES IN AUTHORIZED CAPITAL

Under the Amendment to the Articles of Incorporation, our authorized capital stock will be 400,000,000 shares of common stock, with a par value of $0.001 . Our authorized capital currently consists of 66,666,666 shares of common stock.

Shares of common stock may be issued from time to time as the Board of Directors may determine. Holders of common stock will be entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor after any applicable requirements with respect to preferential dividends have been met. In the event of liquidation, holders of common stock will be entitled to a proportionate share in any distribution of our assets after the payment of liabilities and after distribution in full of preferential amounts, if any. Holders of common stock will not have preemptive rights. Each share of common stock will be entitled to one vote, and cumulative voting will not be permitted in the election of directors.

A quorum for the transaction of business at any meeting of the stockholders will be a majority of the shares entitled to vote. The affirmative vote of the holders of at least a majority of the shares voted at a meeting of the stockholders at which a quorum is present will constitute stockholder approval of matters to be acted upon by the stockholders. However, in the case of a sale or other transfer of substantially all our assets, liquidation, merger, consolidation, reorganization, or similar type of extraordinary corporate transaction with a beneficial owner of 10% or more of such shares, the affirmative vote of two-thirds of the shares entitled to vote thereon will constitute approval unless such transaction is with an affiliate or subsidiary, or the transaction is approved by the affirmative vote of a majority of our continuing directors. Continuing directors will be those directors who were our directors prior to the beneficial owner of 10% or more becoming a beneficial owner or affiliate, or who are designated continuing directors prior to or at their first election as directors.

Stockholders may act by written consent of a majority of the shares entitled to vote, subject to any greater voting requirements as set forth above.

OTHER MATTERS

Our Board of Directors knows of no other matters to be acted upon at the meeting. However, if other matters should come before the Special Meeting, it is the intention of the proxies to vote each proxy in their discretion on such matters.

                                  ANNUAL REPORT

Our annual report filed with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2008, which includes audited financial statements and financial statement schedules, is included in the proxy and deemed to be a part of the proxy soliciting material. All of our reports filed pursuant to the Securities Exchange Act of 1934 together with the exhibits thereto are available without charge on the database of the Securities and Exchange Commission at www.sec.gov/edgar.

               STOCKHOLDER PROPOSALS FOR THE NEXT SPECIAL MEETING

Under Rule 14a-8 of the Securities and Exchange Commission, proposals by stockholders intended for inclusion in our Proxy Statement at our next Special Meeting must be received by February 5, 2010 in order to be considered for inclusion in our proxy materials. Proposals must be addressed to President, Morgan Creek Energy Corp., 5050 Quorum Drive, Suite 700, Dallas, Texas 75254. Under Rule 14a-4 of the Securities and Exchange Commission, for all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than February 5, 2010. If a stockholder fails to so notify us of any such proposal prior to such date, management will be allowed to use their discretionary voting authority with respect to proxies held by management if the proposal is raised at the Special Meeting, without any discussion of the matter in our Proxy Statement.

________________________________________________________________________________

                                    EXHIBIT A

                                  AMENDMENT TO
                            ARTICLES OF INCORPORATION
                                       OF
                            MORGAN CREEK ENERGY CORP.

Pursuant to the provisions of the Nevada Revised Statutes, as amended, the undersigned corporation enacts the following Amendment to the Articles of
Incorporation:

1. The name of the corporation is:

                  MORGAN CREEK ENERGY CORP.

2. The following amendment to the Articles of Incorporation was approved by the directors on the 19th day of October, 2009.

o Paragraph 3 of the Articles of Incorporation shall be deleted in its entirety and Paragraph 3 shall be as follows:

                  "The aggregate number of share of all classes of shares which the Corporation shall have authority to issue is 400,000,000 shares of common stock, $0.001 par value."

3. The number of shares outstanding at the time of the adoption of the amendment was 34,032,392 shares of common stock. The total number of shares voting in favor of such amendment was _______.

4. The effective date of this Amendment to the Articles of Incorporation shall be upon filing.

_______________________________________________________________________________

                            MORGAN CREEK ENERGY CORP.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned stockholder of Morgan Creek Energy Corp. (the "Company") hereby constitutes and appoints Peter Wilson with power of substitution, as proxy (the "Proxy") to represent the undersigned at the Special Meeting of stockholders of the Company to be held at 2:00 p.m., Central Time, on Wednesday, March 3, 2010, at the Company's offices, 5050 Quorum Drive, Suite 700, Dallas, Texas 75254 and at any adjournment(s) thereof (the "Meeting"), and to vote the number of shares the undersigned would be entitled to vote if present in person as specified on the following matters and otherwise in their discretion.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES AND
                     FOR THE APPROVAL OF PROPOSALS 1 AND 2.

1. To elect a director to the Company's Board of Directors as follows:

[ ] FOR all nominees listed below, except "WITHHOLD AUTHORITY" as to

Peter Wilson
D. Bruce Horton
John C. Weldy Jr.
Angelo Viard
Peter Carpenter

Note: To withhold authority to vote for a nominee, strike out the nominee's name. If you do not strike out the name your proxy will be voted "for" each nominee above.

2. To approve the Amendment to the Articles of Incorporation to increase our authorized common stock to 400,000,000 shares of common stock, par value $0.001.

[ ]FOR approval         [ ] AGAINST approval         [ ] ABSTAIN

      THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. YOU MAY REVOKE THE PROXY BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY
      ISSUING A LATER PROXY, OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

Please mark, date, sign and return this proxy as soon as possible in the enclosed envelope. For a corporation, limited liability company, partnership, attorney-in-fact, executor, administrator, trustee, guardian and the like, please indicate the capacity in which you are authorized to vote on behalf of the other person or entity, as the case may be. For joint tenants, both should please sign.

Please sign below

X
  __________________________________________________

Please indicate signature capacity below
-Or-
Other joint tenant please sign below

X
  __________________________________________________

Please date: __________________

[ ] PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING.

================================================================================